                                                                    EXHIBIT 10.9

                               RETENTION AGREEMENT


         This Retention Agreement (this "Agreement") is entered into as of April 4, 2000, by and between William Seippel ("Employee") and Digital Commerce Corporation, a Delaware corporation ("Employer").


                              W I T N E S S E T H:


         WHEREAS, Employer wishes to employ Employee and Employee wishes to accept such employment; and

         WHEREAS, the parties each desire to establish and set forth the terms and conditions of Employee's employment with Employer.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

         1. EMPLOYMENT. Employer agrees to employ Employee and Employee agrees to be employed by Employer, for the term described on Annex A attached hereto and incorporated herein by reference.

         2. DUTIES AND RESPONSIBILITIES. Upon execution of this Agreement, Employee shall diligently render his or her services to Employer in accordance with the directives of Employer's Board of Directors and/or superior officers, and shall use his or her best efforts and good faith in accomplishing such directives. Employee agrees to devote his or her best efforts and substantially all of his or her business time, abilities and attention to the business of Employer. In addition, Employee shall perform the duties described on Annex B attached hereto and incorporated herein by reference.

         3. COMPENSATION. During the Employment Period (as defined in Annex A), Employer will pay to Employee compensation in the amounts and form specified in Annex C attached hereto and incorporated herein by reference, payable in semi-weekly installments or otherwise as is the policy of Employer from time to time with respect to its employees on a general basis. In addition to such compensation, Employee will be entitled to the benefits, if any, described in Annex C during the Employment Period.

         4. REIMBURSEMENT FOR EXPENSES. Employer shall reimburse Employee, in accordance with Employer's normal reimbursement policy, for all reasonable expenses incurred by Employee in the performance of Employee's duties pursuant to this Agreement, but only after Employee submits a written, itemized and signed list of such expenses on a form supplied by Employer for such purpose.

         5. TERMINATION.

         (a) Employer may terminate Employee's employment if he or she is unable to perform the essential functions of his or her position with a reasonable accommodation for ninety (90) consecutive days or for a total of one hundred twenty (120) days during any twelve (12) month period.

         (b) Employer may terminate Employee's employment under this Agreement at any time and without prior written notice to Employee for Cause (defined below) by delivery of written notice of termination to Employee. "Cause" is defined to include:

                  (1)      fraud, misappropriation or embezzlement involving
                           Employer;

                  (2) felony conviction or conviction of a crime involving moral turpitude or which, in the opinion of the Board of Directors (in their sole discretion), brings Employee or Employer into disrepute or causes material harm to Employer's business, customer or supplier relations or financial condition or prospects;

                  (3) Employee's failure to obey or carry out (A) reasonable directives from Employer senior management or (B) Employer's company policies;

                  (4) inability or material failure by Employee to substantially perform his or her duties hereunder;

                  (5)      any material breach of this Agreement by Employee; or

                  (6)      any material breach or threatened material breach of
                           (i) the Confidentiality Agreement and/or (ii) the Noncompetition Agreement entered into by and between Employer and Employee as of the date hereof pursuant to the provisions of Paragraphs 6 and 7 of this Agreement;

                  provided, however, in the case of subparagraphs (3), (4) and
                  (5) of this Section 5(b), the Employee shall have been informed in writing of the act, or failure to act, constituting Cause for termination, and shall have failed to cure such act or failure to act within thirty (30) days following receipt of written notice thereof.

         (c) Employer may terminate Employee's employment under this Agreement at any time and without prior written notice to Employee without Cause upon payment of the severance benefit set forth in Annex D attached hereto.

         (d) Employee's employment under this Agreement shall automatically terminate upon Employee's death.



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

         (e) Employee may terminate his or her employment hereunder upon giving at least ninety (90) days' prior written notice. In the event that Employee gives notice of termination of this Agreement pursuant to this subsection, Employer shall have the right to terminate Employee prior to the end of such ninety
                  (90) day period upon payment of Employee's compensation for such ninety (90) day period.

         6. CONFIDENTIAL INFORMATION. Employee and Employer shall enter into a Confidentiality/Intellectual Property Agreement in the form of Annex E attached hereto, the terms of which are incorporated herein by this reference.

         7. COVENANT NOT TO COMPETE. Employee and Employer shall enter into a Noncompetition Agreement in the form of Annex F attached hereto, the terms of which are incorporated herein by this reference.

         8. INDEPENDENT COVENANTS. It is understood by and between the parties hereto that the restrictive covenants set forth in the Confidentiality Agreement and the Noncompetition Agreement are essential elements of this Agreement, and that, but for the agreement of the Employee to comply with such covenants, the Employer would not have agreed to enter into this Agreement. Such covenants by the Employee shall be construed as agreements independent of any other provision in this Agreement. The existence of any claim or cause of action of the Employee against the Employer, whether predicated on this Agreement, or otherwise, shall not constitute a defense to the enforcement by the Employer of such covenants.

         9. RIGHT TO ENTER AGREEMENT. Employee represents and covenants to Employer that he or she has full power and authority to enter into this Agreement, the Confidentiality Agreement and the Non-Competition Agreement (hereinafter collectively referred to as the "Agreements") and that the execution, delivery and/or performance of the Agreements will not breach or constitute a default of any other agreement or contract to which he or she is a party or by which he or she is bound.

         10. ASSIGNMENT. This Agreement and the rights and/or obligations of Employee under this Agreement may not be assigned or delegated. Employer may assign and/or delegate its rights and/or obligations hereunder to a subsidiary or affiliate of Employer or to a successor corporation in the event of merger, consolidation or transfer or sale of all or substantially all of the assets of Employer or of Employer's business.

         11. NOTICES. All notices, demands, requests or other communications that may be or are required to be given, served or sent by either party to the other party pursuant to this Agreement will be in writing and will be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, telegram or facsimile transmission addressed as follows:

         (a) If to Employer:                Digital Commerce Corporation
                                            575 Herndon Parkway, 2nd Floor
                                            Herndon, Virginia 20170
                                            Facsimile Transmission No.:
                                            (703) 391-9589

                                            Attn: Tony Bansal, President

             with a copy (which will
             not constitute notice) to:     Winstead Sechrest & Minick P.C.
                                            5400 Renaissance Tower
                                            1201 Elm Street
                                            Dallas, Texas  75270
                                            Facsimile Transmission No.:
                                            (214) 745-5390

                                            Attn: Robert E. Crawford, Jr., Esq.

         (b) If to Employee:                William Seippel
                                            11388 Seneca Knoll Drive
                                            Great Falls, Virginia  22066
                                            Facsimile Transmission No.:
                                                                       ---------

             with a copy (which will
             not constitute notice) to:
                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------
                                            Facsimile Transmission No.:
                                                                       ---------
                                            Attn:
                                                 -------------------------------

Either party may designate by written notice a new address to which any notice, demand, request or communication may thereafter be given, served or sent. Each notice, demand, request or communication that is mailed, delivered or transmitted in the manner described above will be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a facsimile transmission) the answer back being deemed conclusive evidence of such delivery or at such time as delivery is refused by the addressee upon presentation.

         12. GENDER. Words of any gender used in this Agreement will be held and construed to include any other gender, and words in the singular number will be held to include the plural, unless the context otherwise requires.

         13. WAIVER. No failure or delay in exercising any right hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise or the exercise of any other right.

         14. SEVERABILITY. If any of the provisions of this Agreement are determined to be invalid or unenforceable, such invalidity or unenforceability will not invalidate or render unenforceable the remainder of this Agreement, but rather the entire Agreement will be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of the parties will be construed and enforced accordingly. The parties acknowledge that if any provision of this Agreement is determined to be invalid or unenforceable, it is their desire and intention that such provision be reformed and construed in such manner that it will, to the maximum extent practicable, be deemed to be valid and enforceable.

         15. ENTIRE AGREEMENT. Except for that certain Employment Agreement, dated as of October 8, 1999, between Employer and Employee, that certain Indemnification Agreement dated March 13, 2000 and prior options, bonuses or similar awards made prior to the date hereof (the "Prior Agreements"), the terms and provisions contained in the Agreements shall constitute the entire agreement between the parties with respect to Employee's employment by Employer during the Employment Period. Except for the Prior Agreements, the Agreements replace and supersede any and all existing agreements entered into between Employee and Employer relating generally to the same subject matter, if any, and shall be binding upon Employee's heirs, executors, administrators or other legal representatives or assigns. In no event will this Agreement be deemed to modify or alter any benefits provided to Employee pursuant to the Prior Agreements. Notwithstanding any provision herein to the contrary, in the event of any conflict between any provision of this Agreement (and the agreements annexed thereto) and any provision of any Prior Agreement, as such may be amended from time to time, all such agreements shall be interpreted so that the provisions providing the more favorable treatment to the Employee shall govern. In no event will Employer be obligated to duplicate benefits provided under any such agreements.

         16. MODIFICATION OF AGREEMENT. This Agreement may not be changed or modified or released or discharged or abandoned or otherwise terminated in whole or in part, except by an instrument in writing signed by Employee and an officer or other authorized representative of Employer.

         17. UNDERSTANDING OF AGREEMENT. Employee represents and warrants that he or she has read and understands each and every provision of this Agreement, and Employee understands that he or she is free to obtain advice from legal counsel of choice, if necessary and desired, in order to interpret any and all provisions of this Agreement, and that Employee has freely and voluntarily entered into this Agreement.

         18. SURVIVAL. The terms of this Agreement shall remain in full force and effect during the continuation of Employee's employment. The Confidentiality Agreement, the Noncompetition Agreement and paragraphs 10 through 21 of this Agreement will survive the termination of Employee's employment for any reason.

         19. APPLICABLE LAW. THIS AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF



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

VIRGINIA (EXCLUSIVE OF CONFLICTS OF LAW PRINCIPLES) AND WILL, TO THE MAXIMUM EXTENT PRACTICABLE, BE DEEMED TO CALL FOR PERFORMANCE IN ALEXANDRIA, VIRGINIA. COURTS WITHIN THE STATE OF VIRGINIA WILL HAVE JURISDICTION OVER ANY AND ALL DISPUTES BETWEEN THE PARTIES HERETO, WHETHER IN LAW OR EQUITY, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY. THE PARTIES CONSENT TO AND AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS. VENUE IN ANY SUCH DISPUTE, WHETHER IN FEDERAL OR STATE COURT, WILL BE LAID IN ALEXANDRIA, VIRGINIA. EACH OF THE PARTIES HEREBY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH DISPUTE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (i) SUCH PARTY IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, (ii) SUCH PARTY AND SUCH PARTY'S PROPERTY IS IMMUNE FROM ANY LEGAL PROCESS ISSUED BY SUCH COURTS OR (iii) ANY LITIGATION COMMENCED IN SUCH COURTS IS BROUGHT IN AN INCONVENIENT FORUM.

         20. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which will be deemed to be an original and all of which will be deemed to be a single agreement. This Agreement will be considered fully executed when all parties have executed an identical counterpart, notwithstanding that all signatures may not appear on the same counterpart.

         21. THIRD PARTIES. Except as expressly set forth or referred to in this Agreement, nothing in this Agreement is intended or will be construed to confer upon or give to any party other than the parties to this Agreement and their successors and permitted assigns, if any, any rights or remedies under or by reason of this Agreement.

         22. HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.


                 [BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK]



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

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EMPLOYEE:                              EMPLOYER:

                                       DIGITAL COMMERCE CORPORATION

                                       By:    /s/ John Poindexter
                                             -----------------------------------
Name:  /s/ William Seippel             Name:  John Poindexter
       ----------------------------          -----------------------------------
       William Seippel                 Title: Director
                                             -----------------------------------
Dated: April 4, 2000                   Dated: April 4, 2000
       ----------------------------          -----------------------------------



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

                                     ANNEX A

                               TERM OF EMPLOYMENT

         Employer agrees to employ Employee and Employee agrees to be employed by Employer, for a term of twelve (12) months commencing on the date hereof and ending on April 4, 2001 (the "Employment Period"), unless earlier terminated as provided herein. Unless Employee or Employer gives written notice of intention not to renew this Agreement no later than sixty (60) days prior to its expiration, this Agreement shall automatically continue in effect for, and the Employment Period will automatically be extended by, successive additional twelve (12) month terms subject to all other terms and conditions contained herein.

                                     ANNEX B

                               DUTIES OF EMPLOYEE


         The duties of Employee will be as described in that certain Employment Agreement between Employer and Employee dated as of October 8, 1999.

                                     ANNEX C

                            COMPENSATION AND BENEFITS


         Employee shall be entitled to such compensation and benefits as are described in that certain Employment Agreement between Employer and Employee dated as of October 8, 1999.


                                     ANNEX D

                                SEVERANCE BENEFIT

         I. If the Company terminates the Employee's employment for reasons other than for Cause (as defined in the Retention Agreement of which this is an Annex) or because of disability (as defined in Section 5(a) of the Retention Agreement):

         (1) The Company shall pay to the Employee: (a) his or her salary, as in effect on the date of termination, through the effective date of the termination of his or her employment (the "Termination Date"), (b) all unpaid and pro rata amounts to which the Employee is entitled as of the Termination Date under any compensation plan or program of the company, including, without limitation, accrued but unused vacation time, and (c) all unpaid and pro rata amounts to which the Employee is entitled under any incentive performance bonus as of the end of the Company's fiscal quarter in which the Termination Date occurs. The Company will make the payments set forth in subparagraphs (b) and (c) at times mutually agreed upon with the Employee.

         (2) The Company shall pay to the Employee fifty percent (50%) of the Employee's salary for the lesser of (a) the remaining duration of the Employment Period subsequent to the Termination Date, or (b) one year from the Termination Date.

         (3) Employee may continue to participate in, and accrue benefits under, all insurance, retirement, pension, 401(k) plans, thrift and other deferred compensation plans of the Company for the lesser of (a) the remaining term of the Employment Period following the Termination Date or (b) six (6) months following the Termination Date, except to the extent such continued participation and/or accrual is prohibited by law, or to the extent that such plan constitutes a "qualified plan" under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), or by the terms of the plan, in which case the Company shall provide the Employee a substantially equivalent, unfunded, nonqualified benefit.

         II. If the Company terminates the Employee's employment for Cause, or if the Employee terminates his or her Employment for any reason, the Employee will only be entitled to receive the amounts set forth in subparagraphs I.1(a) and I.1(b) above.

                                     ANNEX E

                 CONFIDENTIALITY/INTELLECTUAL PROPERTY AGREEMENT



         This Confidentiality Agreement (this "Agreement"), is entered into as of April 4, 2000, by and between William Seippel ("Employee") and Digital Commerce Corporation, a Delaware corporation (the "Company").

                                    RECITALS

         WHEREAS, Employee is employed by the Company;

         WHEREAS, in the course of Employee's employment with the Company, Employee may have access to or have disclosed to him or her Confidential Information (as hereinafter defined); and

         WHEREAS, the parties each desire to establish and set forth Employee's obligations with respect to Confidential Information and certain other matters.

         NOW THEREFORE, in consideration of the premises, the mutual representations, warranties and covenants set forth herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. For the purposes of this Agreement, the following words shall have the following meanings:

                  (a) "Affiliated Entity" means any entity which controls, is controlled by or is under common control with the Company.

                  (b) "Copyright Registrations" means any domestic or foreign copyright registrations and applications for such registrations, including all or any portion of a Copyright Work or other subject matter identified by any such registration or application.

                  (c) "Copyright Works" means materials for which copyright protection may be obtained including, but not limited to: literary works (including all written material), computer programs, artistic and graphic works (including designs, graphs, drawings, blueprints and other works), recordings, models, photographs, slides, motion pictures and audio-visual works, regardless of the form or manner in which documented or recorded;



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

                  (d) "Inventions" means inventions (whether patentable or not), discoveries, improvements, designs and ideas (whether or not shown or described in writing or reduced to practice) and may include Confidential Information or Copyright Works;

                  (e) "Patent Applications" means any application to obtain a Patent, including any Inventions or other subject matter described or protected by such application.

                  (f) "Patents" means any domestic or foreign patents, including any Inventions or other subject matter described or protected by such patents.

         2. Confidential Information.

                  (a) Employee acknowledges that during his or her employment with the Company, he or she will be provided with and become acquainted with various trade secrets and other proprietary/confidential information which are owned by the Company or any Affiliated Entity and/or their respective customers and vendors and which are used in the operation of the business of the Company or an Affiliated Entity, including, without limitation, one or more of the following types of information: customer lists; the nature and type of services rendered to customers; fees paid by customers; methodologies; computer code and programs; formulas; processes; compilations of information; drawings; results of research proposals; job notes; reports; records; trade secrets; and specifications. Employee agrees that he or she will not disclose any trade secrets or other proprietary/confidential information owned by the Company or any Affiliated Entity and/or their respective customers and vendors whether or not listed by way of example above (collectively, the "Confidential Information"), directly or indirectly, or use such Confidential Information in any way, either during the term of this Agreement or at any time thereafter, except as may be required in the course of his or her employment with the Company or by law.

                  (b) Employee shall not, without the prior written approval of the Company, publish or authorize or purport to authorize anyone to publish, either during Employee's employment with the Company or subsequent thereto, any Confidential Information acquired in the course of his or her employment.

                  (c) The prohibitions of this paragraph shall not apply to any Confidential Information which (i) becomes generally available to the public other than as a result of disclosure by Employee, (ii) was available to Employee on a non-confidential basis prior to its disclosure to Employee by the Company, or (iii) becomes available to Employee on a non-confidential basis from a source other than the Company when such source is entitled, to the best of Employee's knowledge, to make the disclosure to Employee.



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

         3. Inventions, Patents, and Copyright Works.

                  (a) Notification of the Company. Upon conception by Employee during the period of his or her employment by the Company, all Inventions, Confidential Information, and Copyright Works (1) which relate to the actual or anticipated business, research or activities of the Company or any Affiliated Entity at the time of conception; or (2) which, directly or indirectly, result from or are suggested by any work which Employee has done or may do for or on behalf of the Company or any Affiliated Entity and/or their respective customers and vendors; or
         (3) which are developed, tested, improved or investigated either in part or entirely on time for which Employee was paid by the Company, or using any resources of the Company (such Inventions, Confidential Information and Copyright Works, together with the Inventions, Confidential Information, Copyright Works, Copyright Registrations and/or Patents referenced in subsection (j) below, are hereinafter collectively referred to as the "Employee Developed Intellectual Property") shall become the property of the Company whether or not patent or copyright registration applications are filed for such subject matter. Employee agrees to communicate to the Company promptly and fully all Employee Developed Intellectual Property made, designed, created, or conceived by Employee (whether made, designed, created, or conceived solely by Employee or jointly with others).

                  (b) Transfer of Rights. Employee agrees, during his or her employment by the Company, to assign and transfer to the Company all of Employee's right, title and interest in all Employee Developed Intellectual Property prepared, made or conceived by or on behalf of Employee (whether solely or jointly with others) during the period of his or her employment by the Company. Employee also agrees to do all things necessary to transfer to the Company all of Employee's right, title and interest in and to all such Employee Developed Intellectual Property as the Company may request, on such forms as the Company may provide, at any time during or after Employee's employment by the Company. This subsection shall continue in full force and effect after termination of Employee's employment by the Company and after the termination of this Agreement. Without limiting Employee's obligations under any other provision of this Agreement, Employee will promptly and fully assist the Company during and subsequent to his or her employment in every lawful way to obtain, protect and enforce Employee's patent, copyright, trade secret or other proprietary rights with respect to Employee Developed Intellectual Property in any and all countries or other jurisdictions. The Company will reimburse Employee for reasonable expenses incurred by Employee in connection with such post-employment assistance. Employee waives, to the fullest extent permitted by law, all "moral rights" of Employee with respect to Employee Developed Intellectual Property assigned and/or transferred to the Company.

                  (c) Exclusions. No provision in this Agreement is intended to require assignment of any of Employee's rights in an Invention, Patent or Copyright Work, for which no equipment, supplies, facilities, Confidential Information, Copyright Works, Inventions or Patents of the Company was used, and which was (1) developed entirely on Employee's own time; (2) does not relate to the business of the Company or any Affiliated Entity or to the actual or demonstrably anticipated research or development of the Company or any Affiliated Entity; and (3) does not result from any work performed by Employee for the Company or assigned to Employee by the Company.

                  (d) Rights in Copyrights. Unless otherwise agreed in writing by the Company, all Copyright Works prepared wholly or partially by Employee (alone or jointly with others) within the scope of his or her employment by the Company, shall be deemed a "work made for hire" under the copyright laws and shall be owned by the Company. Employee understands that any assignment or release of such works can only be made by the Company. During the period of his or her employment by the Company, Employee shall not assist or work with any third party that is not an employee of the Company to create or prepare any Copyright Works without the prior written consent of the Company.

                  (e) Assistance in Preparation of Applications. Without limiting Employee's obligations under any other provision of this Agreement, Employee will promptly and fully assist, if requested by the Company, in the preparation and filing of Patent Applications and Copyright Registrations in any and all countries or other jurisdictions selected by the Company and will assign to the Company all of Employee's right, title, and interest in and to such Patent Applications and Copyright Registrations, as well as all Inventions or Copyright Works to which such Patent Applications and Copyright Registrations pertain, to enable any such properties to be prosecuted under the direction of the Company and to ensure that any Patent or Copyright Registration obtained will validly issue to the Company. This subsection shall continue in full force and effect after termination of Employee's employment by the Company and after the termination of this Agreement.

                  (f) Execute Documents. Without limiting Employee's obligations under any other provision of this Agreement, Employee will promptly sign any and all lawful papers, take all lawful oaths, and do all lawful acts, including testifying, at the request of the Company, in connection with the procurement, grant, enforcement, maintenance, exploitation or defense against assertion of any patent, trademark, copyright, trade secret or related rights, including applications for protection or registration thereof. Such lawful papers include, but are not limited to, any and all powers, assignments, affidavits, declarations and other papers deemed by the Company to be necessary or advisable. This subsection shall continue in full force and effect after termination of Employee's employment by the Company and after the termination of this Agreement.

                  (g) Keep Records. Without limiting Employee's obligations under any other provision of this Agreement, Employee will keep and regularly maintain adequate and current written records of all Inventions, Confidential Information, and Copyright Works he or she participates in creating, conceiving, developing or manufacturing. Such records shall be kept and maintained in the form of notes, sketches, drawings, reports or other documents relating thereto, bearing at least the date of preparation and the signature or name of each person contributing to the subject matter reflected in the record. Such records, to the extent they pertain to Employee Developed Intellectual Property, shall be and shall remain the exclusive property of the Company and shall be made available to the Company at all times. All of such records pertaining to work produced pursuant to subsection (c) hereof will at all times remain the property of Employee. This subsection shall continue in full force and effect after termination of Employee's employment by the Company and after the termination of this Agreement.

                  (h) Return of Documents, Equipment, Etc. Without limiting Employee's obligations under any other provision of this Agreement, all writings, records, and other documents and things comprising, containing, describing, discussing, explaining or evidencing any Employee Developed Intellectual Property and all equipment, components, parts, tools and the like in Employee's custody or possession that have been obtained or prepared in the course of Employee's employment by the Company shall be the exclusive property of the Company, shall not be copied and/or removed from the premises of the Company, except in pursuit of the business of the Company, and shall be delivered to the Company, without Employee retaining any copies, upon notification of the termination of Employee's employment by the Company or at any other time requested by the Company. The Company shall have the right to retain, access, and inspect all property of Employee of any kind in the office, work area, and on the premises of the Company upon termination of Employee's employment by the Company and at any time during employment by the Company, to ensure compliance with the terms of this Agreement. This subsection shall continue in full force and effect after termination of Employee's employment by the Company and after the termination of this Agreement.

                  (i) Other Contracts. Employee represents and warrants that he or she is not a party to any existing contract relating to the granting or assignment to others of any interest in Inventions, Confidential Information, Copyright Works or

         Patents hereafter made by Employee except insofar as copies of such contracts, if any, are attached to Annex A of this Agreement.

                  (j) Assignment After Termination. Employee recognizes that ideas, Inventions, Confidential Information, Copyright Works, Copyright Registrations, Patent Applications or Patents relating to his or her activities while working for the Company that are conceived or made by Employee, alone or with others, within one (1) year after termination of his or her employment may have been conceived in significant part while Employee was employed by the Company. Accordingly, Employee agrees that such ideas, Inventions, Confidential Information, Copyright Works, Copyright Registrations, Patent Applications or Patents shall be presumed to have been conceived and made during his or her employment with the Company and are to be assigned to the Company pursuant to this Agreement unless Employee can prove otherwise. This subsection shall continue in full force and effect after termination of Employee's employment by the Company and after the termination of this Agreement.

                  (k) Prior Conceptions. Employee has set forth on Annex B attached hereto what he or she represents and warrants to be a complete list of all Inventions, if any, or Copyright Works, including a brief description thereof (without revealing any confidential or proprietary information of any other party) which Employee conceived, created, developed or made, or participated in the conception, creation, development or making of prior to his or her employment by the Company and for which Employee claims full or partial ownership or other interest, or which are in the physical possession of a former employer and which in either case are therefore excluded from the scope of this Agreement.

                  (l) Conflicts of Interest. Employee agrees that for the duration of this Agreement, he or she will not engage, either directly or indirectly, in any activity which might adversely affect the Company or any Affiliated Entity (a "Conflict of Interest"), including ownership of a material interest in any supplier, contractor, distributor, subcontractor, customer or other entity with which the Company does business or accepting any payment, service, loan, gift, trip, entertainment or other favor from a supplier, contractor, distributor, subcontractor, customer or other entity with which the Company or any Affiliated Entity does business and that Employee will promptly inform an officer of the Company as to each offer received by Employee to engage in any such activity. Employee further agrees to disclose to the Company any other facts of which Employee becomes aware which might involve or give rise to a Conflict of Interest or potential Conflict of Interest. The Company agrees that Employee is otherwise free on his or her own time and at his or her own expense to engage in other activities that do not create an actual or potential Conflict of Interest.

         4. Confidential Information of Prior Companies. Employee will not disclose or use during the period of his or her employment by the Company any proprietary or confidential information or Copyright Works of a third party in fulfilling his or her duties under this Agreement.

         5. Right to Enter Agreement. Employee represents and warrants to the Company that he or she has full power and authority to enter into this Agreement and that the execution, delivery and performance of this Agreement will not breach or constitute a default of any other agreement or contract to which he or she is a party or by which he or she is bound.

         6. Injunctive Relief. Employee acknowledges and agrees that any breach or violation by Employee of this Agreement will result in immediate and irreparable injury and harm to the Company and will cause damage to the Company in amounts difficult to ascertain. Accordingly, in the event of a breach or threatened breach by Employee of any of the provisions of this Agreement, Employee agrees that the Company, in addition to and not in limitation of any other rights, remedies or damages available to the Company at law or in equity, shall be entitled to a preliminary and permanent injunction in order to prevent or restrain any such further breach by Employee or Employee's partners, agents, representatives, servants, companies, employees and/or any and all persons directly or indirectly acting for or with Employee. Employee acknowledges and agrees that the remedies contained in this Paragraph 6 are reasonably related to the injuries the Company may sustain as a result of Employee's breach of his or her obligations under this Agreement, and are not a penalty. It is further understood and agreed that no failure or delay by the Company in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

         7. Applicable Law. THIS AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF VIRGINIA (EXCLUSIVE OF CONFLICTS OF LAW PRINCIPLES) AND WILL, TO THE MAXIMUM EXTENT PRACTICABLE, BE DEEMED TO CALL FOR PERFORMANCE IN ALEXANDRIA, VIRGINIA. COURTS WITHIN THE STATE OF VIRGINIA WILL HAVE JURISDICTION OVER ANY AND ALL DISPUTES BETWEEN THE PARTIES HERETO, WHETHER IN LAW OR EQUITY, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY. THE PARTIES CONSENT TO AND AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS. VENUE IN ANY SUCH DISPUTE, WHETHER IN FEDERAL OR STATE

COURT, WILL BE LAID IN ALEXANDRIA, VIRGINIA. EACH OF THE PARTIES HEREBY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH DISPUTE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (i) SUCH PARTY IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, (ii) SUCH PARTY AND SUCH PARTY'S PROPERTY IS IMMUNE FROM ANY LEGAL PROCESS ISSUED BY SUCH COURTS OR (iii) ANY LITIGATION COMMENCED IN SUCH COURTS IS BROUGHT IN AN INCONVENIENT FORUM.

         8. Notices. All notices, demands, requests or other communications that may be or are required to be given, served or sent by either party to the other party pursuant to this Agreement will be in writing and will be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, telegram or facsimile transmission addressed as follows:

         (a) If to Company:                 Digital Commerce Corporation
                                            575 Herndon Parkway, 2nd Floor
                                            Herndon, Virginia  20170
                                            Facsimile Transmission No.:
                                            (703) 391-9589

                                            Attn: Tony Bansal, President

             with a copy (which will
             not constitute notice) to:     Winstead Sechrest & Minick P.C.
                                            5400 Renaissance Tower
                                            1201 Elm Street
                                            Dallas, Texas  75270
                                            Facsimile Transmission No.:
                                            (214) 745-5390

                                            Attn: Robert E. Crawford, Jr., Esq.

         (b) If to Employee:                William Seippel
                                            11388 Seneca Knoll Drive
                                            Great Falls, VA  22066
                                            Facsimile Transmission No.:
                                                                       ---------
             with a copy (which will
             not constitute notice) to:
                                            ------------------------------------
                                            ------------------------------------
                                            ------------------------------------
                                            ------------------------------------
                                            Facsimile Transmission No.:
                                                                       ---------

                                            Attn:
                                                 -------------------------------

Either party may designate by written notice a new address to which any notice, demand, request or communication may thereafter be given, served or sent. Each notice, demand, request or communication that is mailed, delivered or transmitted in the manner described above will be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a facsimile transmission) the answer back being deemed conclusive evidence of such delivery or at such time as delivery is refused by the addressee upon presentation.

         9. Gender. Words of any gender used in this Agreement will be held and construed to include any other gender, and words in the singular number will be held to include the plural, unless the context otherwise requires.

         10. Entire Agreement. This Agreement represents the parties' entire agreement with respect to the subject matter of this Agreement and supersedes and replaces any prior agreement or understanding with respect to that subject matter. This Agreement may not be amended or supplemented except pursuant to a written instrument signed by the party against whom such amendment or supplement is to be enforced.

         11. Understanding of Agreement. Employee represents and warrants that he or she has read and understands each and every provision of this Agreement, and Employee understands that he or she is free to obtain advice from legal counsel of choice, if necessary and desired, in order to interpret any and all provisions of this Agreement, and that Employee has freely and voluntarily entered into this Agreement.

         12. Counterparts. This Agreement may be executed in multiple counterparts, each of which will be deemed to be an original and all of which will be deemed to be a single agreement. This Agreement will be considered fully executed when all parties have executed an identical counterpart, notwithstanding that all signatures may not appear on the same counterpart.

         13. Severability. If any of the provisions of this Agreement are determined to be invalid or unenforceable, such invalidity or unenforceability will not invalidate or render unenforceable the remainder of this Agreement, but rather the entire Agreement will be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of the parties will be construed and enforced accordingly. The parties acknowledge that if any provision of this Agreement is determined to be invalid or unenforceable, it is their desire and intention that such provision be reformed and construed in such manner that it will, to the maximum extent practicable, be deemed to be valid and enforceable.

         14. Third Parties. Except as expressly set forth or referred to in this Agreement, nothing in this Agreement is intended or will be construed to confer upon or give to any party other than the parties to this Agreement and their successors and permitted assigns, if any, any rights or remedies under or by reason of this Agreement. Notwithstanding the immediately preceding sentence, Employee acknowledges and agrees that his or her obligations under this Agreement are intended to benefit each Affiliated Entity and may therefore be enforced by each such Affiliated Entity.

         15. Assignment. This Agreement and the rights and/or obligations of Employee under this Agreement may not be assigned or delegated. The Company may assign or delegate its rights and/or obligations hereunder to a subsidiary or affiliate of Company or to a successor entity in the event of merger, consolidation or transfer or sale of all or substantially all of the assets of the Company or of the Company's business.

         16. Waiver. No failure or delay in exercising any right hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise or the exercise of any other right.

         17. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         18. Survival. As noted herein, this Agreement shall survive the termination of Employee's employment with the Company and shall continue to be of full force and effect.


                [BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the date first above written.

                                       COMPANY:

                                       DIGITAL COMMERCE CORPORATION


                                       By:
                                          --------------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


                                       EMPLOYEE:

                                       -----------------------------------------
                                       William Seippel

                                     ANNEX A

                                 OTHER CONTRACTS


                                     ANNEX B

                                PRIOR CONCEPTIONS

                                     ANNEX F

                            NONCOMPETITION AGREEMENT



         This Noncompetition Agreement (this "Agreement"), is entered into as of April 4, 2000, by and between William Seippel ("Employee") and Digital Commerce Corporation, a Delaware corporation (the "Company"), and is entered into in connection with that certain Retention Agreement, dated as of the date hereof (the "Retention Agreement") by and between the parties hereto. Employee recognizes and agrees that a portion of the compensation he or she is to receive pursuant to the Retention Agreement is provided in consideration for the agreements contained in this Agreement. Employee further acknowledges and agrees that while employed pursuant to the Retention Agreement, Employee will be provided with access to certain confidential information of the Company, will be provided with specialized training on how to perform his or her duties, and will be provided with contact with the Company's customers and potential customers. In consideration of all of the foregoing, Employee agrees as follows:

         1. Noncompetition. During the term of the Retention Agreement and for a period of one (1) year from the date of termination of his or her employment with the Company for any reason, Employee shall not directly or indirectly enter into or attempt to enter into any employment, consulting or other business relationship, anywhere in the world where the Company does business, with a Major Competitor (as defined below) of the Company with respect to a Competing Line of Business (as defined below) operated by such Major Competitor (collectively, "Compete"). For the purposes of this Agreement, the following terms shall have the meanings indicated below:

                  (a) Definitions. The words "directly or indirectly" as they modify the word Compete shall mean: (i) acting as an agent, representative, consultant, employee, director, independent contractor or employee of Major Competitors (defined in (b) below) in a Competing Line of Business (defined in (c) below), or (ii) participating in any such competing entity as an owner, partner, limited partner, joint venturer, creditor or stockholder (except as a stockholder holding less than a five percent (5%) interest in a corporation or a limited partner holding no more than a one percent (1%) interest in a limited partnership).

                  (b) Major Competitors. The term "Major Competitor" shall include the following organizations: Microsoft Corporation, America Online and its Netscape subsidiary, Yahoo!, PurchasePro, Ariba, Commerce One, VerticalNet, TRADE'ex, Chemdex, National Information Consortium, GSA*Advantage, PeopleSoft, Oracle, SAP, American Management Systems, CACI, IBM, and EDS and all affiliates and subsidiaries thereof. This list of Major Competitors may be amended from time to time by the Company upon ninety (90) days written notice to Employee.

                  (c) Competing Line of Business. Competing Line of Business shall mean any person or entity engaged in (i) the development, operation, maintenance or sales of e-commerce marketplace solutions for the "business-to-government,"

         "business-to-business" or "business-to-consumer" segments of the e-commerce industry anywhere in the world, or (ii) any other significant line of business in which the Company may engage from time to time.

         2. Nonsolicitation. For a period of one (1) year from the termination of his or her employment with the Company for any reason, Employee shall not, on his or her behalf or on behalf of any other person or entity, directly or indirectly, solicit, attempt to solicit, or accept any business from any person or entity which purchased any products or services from the Company or any Affiliated Entity (as hereinafter defined) during the one (1) year period immediately preceding the termination of Employee's employment with the Company. As used herein, the term "Affiliated Entity" will be deemed to mean any entity which controls, is controlled by or which is under common control with the Company.

         3. No Raiding. For a period of one (1) year from the termination of his or her employment with the Company for any reason, Employee shall not directly or indirectly, on his or her behalf or on behalf of any other person or entity:
(i) induce or attempt to induce any employee of the Company or any Affiliated Entity to terminate his or her employment with the Company or any Affiliated Entity; (ii) induce or attempt to induce any consultant or independent contractor to the Company or any Affiliated Entity to terminate his or her consultancy or contractual relationship with the Company or any Affiliated Entity; and/or (iii) employ or retain, or attempt to employ or retain, any employee of the Company or any Affiliated Entity.

         4. Conflicts of Interest. Employee agrees that for the duration of the Retention Agreement, he or she will not engage, either directly or indirectly, in any activity which might adversely affect the Company or any Affiliated Entity, (a "Conflict of Interest") including ownership of a material interest in any supplier, contractor, distributor, subcontractor, customer or other entity with which the Company does business or accepting any payment, service, loan, gift, trip, entertainment, or other favor from a supplier, contractor, distributor, subcontractor, customer or other entity with which the Company or any Affiliated Entity does business, and that Employee will promptly inform an officer of the Company as to each offer received by Employee to engage in any such activity. Employee further agrees to disclose to the Company any other facts of which Employee becomes aware which might involve or give rise to a Conflict of Interest or potential Conflict of Interest.

         5. Reaffirm Obligations. Upon termination of his or her employment with the Company, Employee, if requested by the Company, shall reaffirm in writing any of Employee's obligations set forth in this Agreement.

         6. Representation. Employee represents and warrants to the Company that his or her execution and delivery of this Agreement, together with his or her performance in accordance with the terms of this Agreement, does not conflict with, or result in any breach by Employee or any violation by Employee of, any other agreement to which Employee is a party or by which Employee is bound.

         7. Injunctive Relief. Employee acknowledges and agrees that any breach or violation by Employee of this Agreement will result in immediate and irreparable injury and harm to the Company and will cause damage to the Company in amounts difficult to ascertain. Accordingly, in the event of a breach or threatened breach by Employee of any of the provisions of this Agreement, Employee agrees that the Company, in addition to and not in limitation of any other rights, remedies or damages available to the Company at law or in equity, shall be entitled to a preliminary and permanent injunction in order to prevent or restrain any such further breach by Employee or Employee's partners, agents, representatives, servants, employers, employees and/or any and all persons directly or indirectly acting for or with Employee. Employee acknowledges and agrees that the remedies contained in this Paragraph 7 are reasonably related to the injuries the Company may sustain as a result of Employee's breach of his or her obligations under this Agreement, and are not a penalty. It is further understood and agreed that no failure or delay by the Company in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

         8. Applicable Law. THIS AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF VIRGINIA (EXCLUSIVE OF CONFLICTS OF LAW PRINCIPLES) AND WILL, TO THE MAXIMUM EXTENT PRACTICABLE, BE DEEMED TO CALL FOR PERFORMANCE IN ALEXANDRIA, VIRGINIA. COURTS WITHIN THE STATE OF VIRGINIA WILL HAVE JURISDICTION OVER ANY AND ALL DISPUTES BETWEEN THE PARTIES HERETO, WHETHER IN LAW OR EQUITY, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE AGREEMENTS, INSTRUMENTS AND DOCUMENTS CONTEMPLATED HEREBY. THE PARTIES CONSENT TO AND AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS. VENUE IN ANY SUCH DISPUTE, WHETHER IN FEDERAL OR STATE COURT, WILL BE LAID IN ALEXANDRIA, VIRGINIA. EACH OF THE PARTIES HEREBY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUCH DISPUTE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT
(i) SUCH PARTY IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS,
(ii) SUCH PARTY AND SUCH PARTY'S PROPERTY IS IMMUNE FROM ANY LEGAL PROCESS ISSUED BY SUCH COURTS OR (iii) ANY LITIGATION COMMENCED IN SUCH COURTS IS BROUGHT IN AN INCONVENIENT FORUM.

         9. Notices. All notices, demands, requests or other communications that may be or are required to be given, served or sent by either party to the other party pursuant to this Agreement will be in writing and will be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery, telegram or facsimile transmission addressed as follows:

         (a) If to the Company:             Digital Commerce Corporation
                                            575 Herndon Parkway, 2nd Floor
                                            Herndon, Virginia 20170
                                            Facsimile Transmission No.:
                                            (703) 391-9589

                                            Attn:  Tony Bansal, President
             with a copy (which will
             not constitute notice) to:     Winstead Sechrest & Minick P.C.
                                            5400 Renaissance Tower
                                            1201 Elm Street
                                            Dallas, Texas  75270
                                            Facsimile Transmission No.:
                                            (214) 745-5390

                                            Attn: Robert E. Crawford, Jr., Esq.

         (b) If to Employee:                William Seippel
                                            11388 Seneca Knoll Drive
                                            Great Falls, VA  22066
                                            Facsimile Transmission No.:
                                                                       ---------

             with a copy (which will
             not constitute notice) to:
                                            ------------------------------------
                                            ------------------------------------
                                            ------------------------------------
                                            ------------------------------------
                                            Facsimile Transmission No.:
                                                                       ---------

                                            Attn:
                                                 -------------------------------

Either party may designate by written notice a new address to which any notice, demand, request or communication may thereafter be given, served or sent. Each notice, demand, request or communication that is mailed, delivered or transmitted in the manner described above will be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a facsimile transmission) the answer back being deemed conclusive evidence of such delivery or at such time as delivery is refused by the addressee upon presentation.

         10. Gender. Words of any gender used in this Agreement will be held and construed to include any other gender, and words in the singular number will be held to include the plural, unless the context otherwise requires.

         11. Entire Agreement. This Agreement represents the parties' entire agreement with respect to the subject matter of this Agreement and supersedes and replaces any prior agreement or understanding with respect to that subject matter. This Agreement may not be amended or supplemented except pursuant to a written instrument signed by the party against whom such amendment or supplement is to be enforced.

         12. Understanding of Agreement. Employee represents and warrants that he or she has read and understands each and every provision of this Agreement, and Employee understands that he or she is free to obtain advice from legal counsel of choice, if necessary and desired, in order to interpret any and all provisions of this Agreement, and that Employee has freely and voluntarily entered into this Agreement.

         13. Counterparts. This Agreement may be executed in multiple counterparts, each of which will be deemed to be an original and all of which will be deemed to be a single agreement. This Agreement will be considered fully executed when all parties have executed an identical counterpart, notwithstanding that all signatures may not appear on the same counterpart.

         14. Severability. If any of the provisions of this Agreement are determined to be invalid or unenforceable, such invalidity or unenforceability will not invalidate or render unenforceable the remainder of this Agreement, but rather the entire Agreement will be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of the parties will be construed and enforced accordingly. The parties acknowledge that if any provision of this Agreement is determined to be invalid or unenforceable, it is their desire and intention that such provision be reformed and construed in such manner that it will, to the maximum extent practicable, be deemed to be valid and enforceable.

         15. Third Parties. Except as expressly set forth or referred to in this Agreement, nothing in this Agreement is intended or will be construed to confer upon or give to any party other than the parties to this Agreement and their successors and permitted assigns, if any, any rights or remedies under or by reason of this Agreement. Notwithstanding the immediately preceding sentence, Employee acknowledges and agrees that his or her obligations under this Agreement are intended to benefit each Affiliated Entity and may therefore be enforced by such Affiliated Entity.

         16. Assignment. This Agreement and the rights and/or obligations of Employee under this Agreement may not be assigned or delegated. The Company may assign and/or delegate its rights hereunder to a subsidiary or affiliate of the Company or to a successor corporation in the event of merger, consolidation or transfer or sale of all or substantially all of the assets of the Company or of the Company's business.

         17. Waiver. No failure or delay in exercising any right hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise or the exercise of any other right.

         18. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         [THE REMAINDER OF THIS PAGE HAS INTENTIONALLY BEEN LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the date first above written.


                                       COMPANY:

                                       DIGITAL COMMERCE CORPORATION


                                       By:
                                          --------------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


                                       EMPLOYEE:


                                       -----------------------------------------
                                       William Seippel